THE PBHG FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 1, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999


     This Supplement updates certain information contained in the Prospectus, as supplemented on September 20, 1999. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective immediately, Michael S. Sutton, CFA, manages the PBHG Large Cap Growth Fund and the PBHG Large Cap 20 Fund. Mr. Sutton joined Pilgrim Baxter & Associates, Ltd. in October, 1999, from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to his tenure with Loomis Sayles & Co., Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Sutton received his BS in Finance, MBA and JD from Florida State University.